UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2016

Almost Never Films Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53049	26-1665960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13636 Ventura Blvd. #475, Sherman Oaks, CA	91423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 296-3005

                   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On March 4, 2016, all of the holders of shares of Series A Convertible Preferred Stock of Almost Never Films Inc. (the “Company”) notified the Company of their intention to convert their Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”), par value $0.001 per share of the Company into common stock (“Common Stock”), par value $0.001 per share of the Company pursuant to the terms of the Certificate of Designation of the Series A Convertible Preferred Stock. The Company issued an aggregate of 100,000,000 shares of Common Stock pursuant to the conversion notices. Following the conversions, no shares of Series A Convertible Preferred Stock were outstanding.

The securities issuances described above were deemed to be exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Almost Never Films Inc.

Date: March 9, 2016	By: /s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer